BLACKSTONE REAL ESTATE INCOME FUND II

Supplement No. 1, dated November 12, 2014, to the

Prospectus, dated July 16, 2014, for Advisor Class I Shares and

Prospectus, dated July 16, 2014, for Institutional Class II Shares

Management Fee Waiver

The Advisor Class I Shares Prospectus sections titled “Prospectus Summary – Management Fee”, “Summary of Fees and Expenses – Management Fee – Footnote 3”, and “Management of the Fund – Management Agreement”, on pages 4, 20-21 and 64, respectively, and the Institutional Class II Shares Prospectus sections titled “Prospectus Summary – Management Fee”, “Summary of Fees and Expenses – Management Fee – Footnote 3”, and “Management of the Fund – Management Agreement” on pages 4, 20-21 and 64, respectively, are amended with the addition of the following disclosure:

“On October 30, 2014, the Investment Manager voluntarily entered into a letter agreement with each of the Fund and the Master Fund, pursuant to which the Investment Manager agreed to temporarily reduce its Management Fee to an annualized rate of 0.75% of the Fund’s or the Master Fund’s Managed Assets, as the case may be, effective from October 1, 2014 until March 31, 2015. The Investment Manager may, in its sole discretion and at anytime (including prior to March 31, 2015), elect to extend, terminate or modify its temporary waiver upon written notice to the Fund or the Master Fund, as applicable. If the letter agreement is terminated before the end of any month, the Management Fee waiver for the part of the month before such termination shall be prorated. The Management Fee waiver under this letter agreement is in addition to the Investment Manager’s agreement to limit the Fund’s expenses under the Expense Limitation and Reimbursement Agreement.”

Please retain this supplement for future reference.